                            MINUTES OF ACTION BY THE
                                 SHAREHOLDERS OF
                                 BIOIMMUNE, INC
                     AT THE SPECIAL SHAREHOLDERS MEETING ON
                     JUNE 22, 2001 at 10:30 A.M. Local Time

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         WHEREAS, the By-Laws of the Corporation provide that a Special
Shareholders Meeting be held to conduct only business within the purposes described in the meeting notice to all registered Shareholders as of June 1,
2001.

         WHEREAS, there were represented by proxy or in person 3,913,000 Shares of the Corporation which constituted a quorum, there currently being 7,034,329
Shares issued and outstanding and;

         WHEREAS, being all the Directors of the Corporation, desire that the
Board of Directors shall take action expressed in the Resolution herewith in set forth;

         NOW THEREFORE, we the undersigned, do hereby declare that the action expressed in the following Resolution shall be and hereby taken by majority vote of the Shareholders of the Corporation as of this date hereof;

         RESOLVED, that the Company changed it's name from CancerOption.com,
Inc. to "BioImmune, Inc." to reflect the business model.

         RESOLVED, that the use of stock options for employees and Board of
Directors, in the amount of 1,000,000 (million) shares for 2001 at a strike price of $1.00 USD.

         RESOLVED, that to maintain the current Officers of the Company.

         RESOLVED, that to maintain the current Board of Directors of the
Company.

         I, Arnold Takemoto, do hereby certify that I respectively the duly elected President of BioImmune, Inc., formerly CancerOption.com, Inc., a
Corporation presently organized and existing under the laws of the State of
Florida, and that above is a true and correct copy of the Resolution duly adopted at the Special Shareholders Meeting thereof, convened and held in accordance with law and By-Laws of the said Corporation on the 22nd day of June,
2001 and that said, the Resolution is now in full force and effect.

         There being no further business for discussion and upon motion duly made and second, the meeting was adjourned at 10:39 A.M.

 /s/  Sir. Arnold Takemoto
      Sir. Arnold Takemoto, President, CEO and Director